SECOND AMENDMENT TO LEASE

This Second Amendment to Lease ("**Second Amendment**") is entered into as of the 10th day of October 2018 ("**Effective Date**"), by and between PARADIGM RESOURCES, L.C., a Utah limited liability company ("**Landlord**"), and PREDICTIVE TECHNOLOGY GROUP, INC., a Nevada corporation ("**Tenant**").

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease dated June 21, 2018 ("**Lease**"), pursuant to which Landlord leased to Tenant that certain premises located at 615 Arapeen Drive, hereinafter known as Suite 302, Salt Lake City, Utah, 84108 ("**Original Leased Premises**"), currently consisting of approximately 10,526 square feet of gross rentable area;

WHEREAS, on or about October 1, 2018, Landlord and Tenant entered into that certain First Amendment to Lease;

WHEREAS, the Rental Term is set to expire of its own terms on October 31, 2019; and

WHEREAS, Landlord and Tenant desire to modify the Lease as follows:

AGREEMENT

NOW, THEREFORE, in consideration and furtherance of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby agree to the following terms and conditions:

1. The Original Leased Premises shall be expanded to include approximately 4,638 square feet of gross rentable area, known as Suite 305 ("**Expansion Space**") as substantially depicted on Exhibit "A-1" attached hereto and by this reference incorporated herein, for an amended total of approximately 15,164 square feet of gross rentable area (hereinafter "**Leased Premises**").

2. The Expansion Space shall be delivered to Tenant in "as-is" condition within ten (10) days from the Effective Date of this Second Amendment ("**Delivery of Possession**"), as certified by a notice of Delivery of Possession.

3. From and after Delivery of Possession, all references to Leased Premises in the Lease and any subsequent amendments or extensions thereof, shall refer to Leased Premises as defined in this Second Amendment.

[redacted]

4. From and after Delivery of Possession, Exhibit "A-1" of the Lease and any subsequent amendments shall be stricken in its entirety and replaced with Exhibit "A-1" attached hereto. All references to Exhibit "A-1" in the Lease and any subsequent amendments shall refer to Exhibit "A-1" attached hereto and by this reference incorporated herein.

5. From and after the Effective Date of this Second Amendment, the Rental Term shall be amended to end on December 31, 2019.

6. Base Monthly Rent through the Rental Term shall be amended as follows:

Rental Term	Base Monthly Rent
October 1, 2018 – October 31, 2018	$12,051.00
November 1, 2018 – December 31, 2018	$22,487.00
January 1, 2019 – December 31, 2019	$34,119.00

7. From and after January 1, 2019, Tenant's pro-rata share of operating expenses shall be sixteen-point nine percent (16.9%) of all operating expenses in excess of Landlord's share of operating expenses.

8. From and after the Effective Date of this Second Amendment, Section 1.01(Y), OPTION TO RENEW, of the Lease, as amended by that certain First Amendment to Lease, shall be amended and modified as follows:

Provided Tenant is not, and has not been, in default beyond any applicable cure period under any of the terms and conditions contained herein, Tenant shall have one (1) additional consecutive one (1) year option to renew and extend the Rental Term ("**Option**") as provided herein. The Option shall only be exercised by Tenant delivering written notice thereof to Landlord not less than ninety (90) days prior to the expiration of the Rental Term. Base Monthly Rent for the Option period shall be as follows:

Option Period	Base Monthly Rent
January 1, 2020 – December 31, 2020	$35,142.57

9. In lieu of any other provisions in the Lease and this Second Amendment, all notices, demands, requests, consents, approval and other communications required or permitted to be given pursuant to the Lease and this Second Amendment (collectively "**Notices**") shall be in writing and shall be sent by certified mail with return receipt requested, or by nationally known courier service with verification of receipt or refusal (including date of delivery or refusal), in each case with postage or delivery fees prepaid and addressed to a party at the addresses set forth below:

If to Tenant at:

Predictive Technology Group, Inc.
Attn: Leasing
3263 South Highway 89, Suite 100
Bountiful, UT 84010

[redacted]

If to Landlord at:

Paradigm Resources, L.C.
c/o Woodbury Corporation
Attn: Lease Administration
2733 East Parleys Way, Suite 300
Salt Lake City, UT 84109
Ref: 2941 – Predictive Technology, Suite 300

With a copy to:

Paradigm Resources, L.C.
c/o Woodbury Corporation
Attn: Legal Department
2733 East Parleys Way, Suite 300
Salt Lake City, UT 84109
Ref: 2941 – Predictive Technology, Suite 300

Notices are deemed given upon receipt at the notice address or refusal of delivery. From time to time a party may specify any other address in the United States of America upon twenty (20) days' advance notice thereof, similarly given, to the other party hereto. Notices sent by facsimile transmission, electronic mail or any other method not specifically mentioned herein shall not satisfy the requirements of this Section 9. No party may have more than three (3) addresses for Notices at any time.

10. Except as specifically modified, altered, or changed by this Second Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this Second Amendment that are not defined herein shall have the meanings ascribed to them in the Lease.

[Signature Pages to Follow]

IN WITNESS THEREOF, the parties hereto have executed this Second Amendment as of the date and year first above written.

LANDLORD:

PARADIGM RESOURCES, L.C.,
a Utah limited liability company

By: **WOODBURY CORPORATION, a Utah corporation, Its Manager**

By: [redacted]
O. Randall Woodbury, President

By: [redacted]
W. Richards Woodbury, Chairman

By: **TACHUS, INC., a Utah corporation, Its Manager**

By: [redacted]
Don R. Brown, President

TENANT:

PREDICTIVE TECHNOLOGY GROUP, INC.,
a Nevada corporation

By: [redacted]
Name: Simon Brewer
Title: CFO

PLEASE INITIAL [redacted]

ACKNOWLEDGMENT OF LANDLORD

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

On the 4th day of October 2018, personally appeared O. RANDALL WOODBURY, to me personally known, who being by me duly sworn did say that he is the President of WOODBURY CORPORATION, a Utah corporation, which is a Manager of PARADIGM RESOURCES, L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

TIFFANY M. STEELE
NOTARY PUBLIC -STATE OF UTAH
My Comm. Exp 03/09/2022
Commission # 698943

[redacted]
Notary Public

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

On the 10th day of October 2018, personally appeared W. Richards Woodbury, to me personally known, who being by me duly sworn did say that he is the Chairman of WOODBURY CORPORATION, a Utah corporation, which is a Manager of PARADIGM RESOURCES, L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the person who executed the within instrument on behalf of such company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

TIFFANY M. STEELE
NOTARY PUBLIC -STATE OF UTAH
My Comm. Exp 03/09/2022
Commission # 698943

[redacted]
Notary Public

INITIAL HERE

PLEASE [redacted]

ACKNOWLEDGMENT OF LANDLORD
(continued)

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

On the 2nd day of October 2018, personally appeared DON R. BROWN, to me personally known, who being by me duly sworn did say that he is the President of TACHUS, INC., a Utah corporation, which is a Manager of PARADIGM RESOURCES, L.C., a Utah limited liability company, the company that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said company therein named, and acknowledged to me that such company executed the within instrument pursuant to its Operating Agreement.

TIFFANY M. STEELE
NOTARY PUBLIC -STATE OF UTAH
My Comm. Exp 03/09/2022
Commission # 698943

[redacted]
Notary Public

ACKNOWLEDGMENT OF TENANT

STATE OF Utah)
: ss.
COUNTY OF Salt Lake)

On the 4th day of October 2018, before me personally appeared Simon Brewer, to me personally known to be the CFO of PREDICTIVE TECHNOLOGY GROUP, INC., a Nevada corporation, the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of such corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

TIFFANY M. STEELE
NOTARY PUBLIC -STATE OF UTAH
My Comm. Exp 03/09/2022
Commission # 698943

[redacted]
Notary Public

PLEASE INITIAL [redacted]

EXHIBIT "A-1"

LEASED PREMISES


LEASED PREMISES
EXPANSION SPACE
DISCLAIMER: This is a representation of a multi-faceted Development/Project/Site involving multiple parties, and is subject to change without notice.
THIRD FLOOR PLAN
N.T.S.
NORTH
SUITE 302
5,170 SF
SUITE 300
5,356 SF (GROSS)
SUITE 303
3,419 SF (GROSS)
SUITE 305
4,688 SF (GROSS)
SUITE 304
SUITE 310B
4,848 SF (GROSS)
SUITE 310A
3,426 SF (GROSS)
THIRD FLOOR LEASE PLAN
PARADIGM I - 615 ARAPEEN DRIVE
SALT LAKE CITY, UTAH
WOODBURY
CORPORATION
A1.1

PLEASE INITIAL [redacted]